IMPAX Laboratories, Inc.

IMPAX Laboratories, Inc. (IPXL.PK)

“Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995:

To the extent any statements made in this presentation contain information that is not historical, these statements are forward-looking in nature and express the beliefs and expectations of management. In particular, the forward-looking statements include statements about IMPAX's estimated timelines and new application filing goals.  Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause Impax's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, possible adverse effects resulting from the delisting of Impax's stock, Impax's delay in filing its 2004 and 2005 Form 10-K’s and its Form 10-Q’s for the three quarters of 2005,  Impax's ability to obtain sufficient capital to fund its operations, the difficulty of predicting FDA filings and approvals, consumer acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, Impax's ability to successfully develop and commercialize pharmaceutical products, Impax's reliance on key strategic alliances, the uncertainty of patent litigation, the availability of raw materials, the regulatory environment, dependence on patent and other protection for innovative products, exposure to product liability claims, fluctuations in operating results and other risks detailed from time to time in
Impax's filings with the Securities and Exchange Commission. Forward-looking statements speak only as to the date on which they are made, and Impax undertakes no obligation to update publicly or revise any forward-looking statement, regardless of whether new information becomes available, future developments occur or otherwise.

Note:  All product sales data included herein are derived from data published by Wolters Kluwer
Health for the 12 months ending January 31, 2006, except for the veterinary product Carprofen, which are derived from data published by Market Dynamics for the 12 months ending December
31, 2004.

             Trademarks referenced herein are the property of their respective owners.

                                                                                                                                                                                                             ©2006 IMPAX Laboratories, Inc.

Company Overview

Technology based specialty pharmaceutical
company

Applying oral drug delivery technology and
formulation expertise to the development of
generic and branded pharmaceutical products

Experienced senior management team

Strong product portfolio

Strong strategic partners

Brand strategy offers potential long-term
growth opportunities

Product Portfolio

Approximately 113 generic products approved,
pending or under development - targeting over
$30 billion in US product sales

32 Approved applications

20 Applications pending at FDA

4 ANDAs with Tentative Approval

Approximately 61 more under development

Additional products and/or strengths

Additionally, 1 NDA for a brand product is pending

R&D Highlights

2005  - Received 6 approvals from FDA

Tentative Approval for a generic version of:

Ditropan XL

Final Approvals for generic versions of:

Dantrium

Agrylin

Rimadyl (a veterinary product)

Glucophage XR 750 mg

OxyContin 10, 20 & 40 mg

Commercial Highlights

2005 - Launched 6 new products

Includes generic versions of:

Claritin-D 24 hour

OxyContin 80mg CR Tablets

Dantrium Capsules

Agrylin Capsules

Rimadyl Caplets (a veterinary product)

OxyContin 10, 20 & 40mg CR Tablets

Drug Delivery Capabilities

Multiple delivery vehicles

Applying new and existing drug delivery

technologies to create new product

opportunities

(18 approved ANDAs utilize our drug delivery

technologies)

Developing and patenting new concepts and

oral controlled release technologies

Over 120 employees in our R&D effort

Development Strategy

Target limited competition environment

Generic

Controlled Release- large, rapidly growing market

Specialty- technically challenging projects, barriers to entry, or other selected market opportunities

Brand

Targeting drugs used in treating CNS disorders

Focusing on improved versions of marketed compounds

Lower cost – much smaller R&D investment compared to NCEs

Lower risk of development – compounds previously shown to be safe and effective

Development Strategy

Outsourced Development

Selected Generic Projects

21 development projects outsourced

Utilizing 6 off-shore companies

Provides

Lower cost of development

Increased development capacity

Generic Projects

Current Status

*US Market size, millions of US$

$26,105

81

$21,985

41

$4,120

40

Total

$18,604

61

$15,188

32

$3,416

29

Under Development

$7,501

20

$6,797

9

   $704

11

Pending at FDA

Market*

Qty

Market*

Qty

Market*

Qty

Category

Total

Controlled
Release

Specialty

Group

Paragraph IV Filing Summary (22 total)

Generic Projects

*Trademarks referenced are the property of their respective owners.     **Estimation based on publicly available data.
Note 1:Paragraph IV cert. & notice filed 4Q02. Products in Teal are marketed. White background means TA/FA rec’d.

3Q011

2nd of 11 total

Glucophage XR (BMS)

Metformin 500mg ER

2Q02

3rd of 3 total

OxyContin (PUR)

Oxycodone 10,20&40mg ER

4Q01

3rd of 3 total

OxyContin (PUR)

Oxycodone 80mg ER

4Q00

1st of 2 total

Claritin-D 12 hr (SGP)

Loratadine & PSE 5/120mg ER

4Q01

2nd of 5 total

Allegra-D (AVE)

Fexofenadine & PSE 60/120mg ER

4Q00

3rd of 3 total

Claritin Reditab (SGP)

Loratadine 10mg ODT

3Q00

2nd of 3 total

Claritin-D 24 hr (SGP)

Loratadine & PSE 10/240mg ER

2Q00

2nd of 2 total

Tricor Capsule (ABT)

Fenofibrate 67,134,200mg

2Q00

2nd of 4 total

Zyban (GSK)

Bupropion 150mg ER

2Q00

3rd of 5 total

Wellbutrin SR (GSK)

Bupropion 100,150mg ER

4Q99

5th of 10 total

Prilosec (AZN)

Omeprazole 10,20,40mg DR

Initial
Filing

Est. Filing
Order**

Generic of*

IMPAX Project

Paragraph IV Filing Summary

Generic Projects

*Trademarks referenced are the property of their respective owners.  **Estimation based on publicly available data.
Note 2--Paragraph IV certification and notice filed 3Q05. Note 3--May be first to file on 15 mg strength.

2nd of 2 total

Effexor XR (Wyeth)

4Q05

Venlafaxine 37.5,75&150 mg ER

4Q042

Undisclosed

5th of 8 total

Glucophage XR (BMS)

3rd of 4 total

Wellbutrin XL (GSK)

4Q04

Bupropion 150&300mg ER

3Q022

1st of 2 total

Concerta (Alza/JNJ)

Methylphenidate 18,27,36&54mg ER

1st

Rimadyl (Pfizer)

4Q03

Metformin 750mg ER

3Q03

2nd of 4 total

Adderall XR (Shire)

Amphetamine 5,10,15,20,25&30mg ER

1Q03

1st of 2 total

Wellbutrin SR (GSK)

Bupropion 200mg ER

2Q03

2nd of 2 total3

Ditropan XL (Alza/JNJ)

Oxybutynin 5,10,15mg ER

4Q02

Carprofen 25,75 &100mg (Vet)

4Q02

2nd of 4 total

Sinemet CR (BMS)

Carbidopa/Levodopa ER

3Q02

2nd of 4 total

Tricor Tablet (ABT)

Fenofibrate 54,160mg

Initial
Filing

Est. Filing
Order**

Generic of*

IMPAX Project

Paragraph IV Litigation Status Summary (22 total filed)

Generic Projects

Fenofibrate 54 &160mg Tabs

Loratadine & PSE 5/120mg ER 12hr

S.E. Amphetamine ER

Undisclosed

Metformin 750mg ER

Loratadine 10mg OD

Litigation Resolved or Not Sued (14 projects)

Carprofen 25,75,100mg

Fenofibrate 67,134,200mg Caps

Bupropion 200mg ER

Loratadine & PSE 10/240mg ER 24hr

Metformin 500mg ER

Bupropion 150mg ER (Z)

Carbidopa/Levodopa ER

Bupropion 100,150mg ER (W)

Paragraph IV Litigation Status Summary (22 total filed)

Generic Projects

Discovery stage. No trial date scheduled.

Methylphenidate ER

Not yet sued.

Venlafaxine ER

Discovery stage. No trial date scheduled.

Bupropion 150 &300mg ER (XL)

Favorable judgment entered based on
patent invalidity. Plaintiff appealing
decision.

Oxybutynin 5,10 &15mg ER

Oxycodone 10,20 &40mg ER

Judgment entered. Purdue v. Endo case
remanded by CAFC.

Oxycodone 80mg ER

No trial date scheduled.

Fexofenadine & PSE ER

Trial scheduled April 2006.

Omeprazole 10,20 &40mg DR

Litigation Status

Project

Commercial Strategy
 Strategic Alliances for Generic Projects

Teva (Rx Partners)

Signed June 2001

First product shipped
1Q 2004

12 Rx products

11 filed to date

11 disclosed

Omeprazole 10,20, 40 mg DR

Bupropion 100,150 mg ER (W)

Bupropion 150 mg ER (Z)

Loratadine OD

Loratadine/PSE ER, 12 hr

Loratadine/PSE ER, 24 hr

Metformin 500 mg ER

Methylphenidate 18,27,36,54 mg ER

Fexofenadine/PSE 60/120 mg ER

Oxybutynin 5,10,15 mg ER

Bupropion 150, 300 mg ER (XL)

Commercial Strategy
Strategic Alliances for Generic Projects

Dava (Rx Partners)

Signed November 2005

Ten year exclusive agreement

Payments of $60 million to be
received over five years

Profit split

First product shipped 4Q 2005

Products Licensed:

Oxycodone 10, 20 40 mg ER

Oxycodone 80 mg ER

Commercial Strategy
Generic Projects

Shire (Settlement)

Settlement agreements signed January 2006

Provide for dismissal of all lawsuits and claims related
to Impax Paragraph IV filings for generic versions of
Shire’s Adderall® XR

Market entry date no later than January 1, 2010

Earlier launch if another generic launches prior to
January 1, 2010

Exclusive authorized generic under certain
circumstances

Commercial Strategy
Strategic Alliances for Generic Projects

Over The Counter (OTC)

Launched 2Q04 as Triaminic
brand. Terminated 2Q05

ODT (Ped)

Dec 2001

Novartis

Launched ODT 4Q04
Launched D-24 1Q05

ODT & D-24

Jun/Jul 2004

Leiner

Launched 1Q03 as
Claritin D12

D-12

Jun 2002

Schering

Launched 2Q03 as
Alavert D12

D-12

Jun 2002

Wyeth

Status

Loratadine
Products

Date

Partner

Brand Projects

Targeting improved versions of existing
            chemical entities

Reduced risk and expense associated with
development as compared to NCE development.

Reduced time of development as compared to NCE
development

Utilize development and drug delivery expertise

Improve patient compliance and outcomes

Brand Projects

Focus on Central Nervous System (CNS) drugs

Rapidly growing therapeutic area

Focus on CNS disease states, including movement
disorders such as Parkinson’s disease.

These movement disorders are frequently treated by
the approximately 8,300 practicing neurologists, of
which about 3,500 write the majority of prescriptions.
This group can be addressed by a small, specialized
sales force.

Brand Projects

Despite being the standard for treating
Parkinson’s Disease, existing levodopa therapy
does not meet certain needs:

Delayed or unpredictable “on”

Motor fluctuation and dyskinesias

Pill burden

True delivery of continuous dopaminergic
stimulation

Brand Projects

VADOVATM (carbidopa-levodopa) is formulated with
the goal of meeting one of these unmet needs
by allowing a reduction in pill burden.

Brand Projects

The effective date of acceptance of the
VADOVA  NDA by FDA was May 3, 2005.

The application contained a Paragraph III certification
which prevents any approval from becoming effective
prior to June 16, 2006.

“Non-approvable” letter received from FDA
March 3, 2006. Response preparation and
meeting request underway.

US and foreign patent applications filed.

Commercial Strategy
Strategic Alliances for Branded Projects

Carbatrol ® (Shire)

Signed January 2006

Three year exclusive agreement

Payments of $40 million to be
received over three years to
provide promotional services

Target audience – Neurologists

Details to begin 3Q 2006

Promoted Product:

Carbatrol®

(carbamazepine extended release)

Significant Milestones

Vedco,
Dava

1

6

1

0

3*

10

2005

0

1

2

0

0

0

    IND filings

Shire

Leiner

Andrx
/ Teva

Wyeth,
Schering

Teva,
Novartis

--

Strategic Alliances

0

2

2

5

0

0

    Tentative approval

0

11

9

8

1

2

Approvals (Total)

0

0

0

0

0

0

    NDA filings

0

1

4

5

2

7

    PPG IV filings

1

6

8

8

8

8

Applications Filed

2006
(YTD)

2004

2003

2002

2001

2000

Milestone

Filing Goal 2006: 10 new applications

*Includes amendments to two previously filed applications—not included in 2005 applications filed

Cash and Debt Balances

Dec-04

Jun-05

Dec-05

Cash and Investments

78,826

50,251

56,077

Senior Debt

12,966

5,447

5,396

Convertible Subordinated Debt

95,000

75,000

75,000

Total Senior and Convertible Debt

107,966

80,447

80,396

(000s and unaudited)

Highlights

Experienced management with strong industry
knowledge and technical expertise

Broad base of drug delivery technology,
formulation and development expertise

Strong product portfolio

Strong strategic partners –
                     Teva, Wyeth, Schering, Leiner, Dava and Shire

Branded product strategy offers potential long-
term growth opportunities

Thank you for your interest in

IMPAX Laboratories, Inc